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                                                                       Ex. 10.2

                                PROMISSORY NOTE

$285,587.34                                                 BALTIMORE, MARYLAND
                                                                 MARCH 11, 1998

WITHIN THREE YEARS, the undersigned promises to pay to the order of Chapman Holdings, Inc., Two hundred eighty-five thousand five hundred eighty-seven dollars and thirty-four cents ($285,587.34), at its offices in Baltimore, Maryland together with interest thereon from the date hereof until paid at the rate of 5.5% per annum.


                                            /s/ Nathan A. Chapman, Jr.
                                            ---------------------------------
                                            NATHAN A. CHAPMAN, JR.